Exhibit 10.2



THIS NOTE, THE SHARES OF COMMON STOCK AND/OR OTHER SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE (THE "SECURITIES") HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY NOT BE TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO OR (ii) RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER NOR IS IN VIOLATION OF ANY APPLICABLE STATE SECURITIES LAWS. THIS LEGEND SHALL BE ENDORSED UPON ANY NOTE ISSUED IN EXCHANGE FOR THIS NOTE AND ANY SECURITIES
ISSUABLE  UPON  CONVERSION  OF  THIS  NOTE.


                                    XA, INC.

                 11% SENIOR SECURED CONVERTIBLE PROMISSORY NOTE


Bridge  Note  No.:  ___                                      October 26,  2006



     FOR VALUE RECEIVED, XA, Inc., a Nevada corporation (collectively with all of its Subsidiaries, as defined in the SPA (as defined below), the "COMPANY")
                                                                       -------
with its principal executive office at 875 North Michigan Avenue, Suite 2626, Chicago, IL 60611, promises to pay to the order of G. Chris Andersen (the "PAYEE" or the "HOLDER OF THIS NOTE") or registered assigns on the earlier of
 -----         --------------------
(i) December 26, 2007; or (ii) if so elected by the Payee, upon consummation by the Company of a merger, combination or sale of substantially all of its assets or the purchase by a single entity or person or group of affiliated entities or persons of more than fifty (50%) percent of the voting stock of the Company (the "MATURITY DATE"), the principal amount of ONE HUNDRED THOUSAND ($100,000) (the
 --------------
"PRINCIPAL  AMOUNT") in such coin or currency of the United States of America as
 -----------------
at the time of payment shall be legal tender for the payment of public and private debts. Interest on this Note shall accrue on the Principal Amount outstanding from time to time at a rate per annum computed in accordance with
Section 3 hereof and shall be payable on the Maturity Date, or earlier upon conversion of this Note in accordance with the provisions of Section 6 hereof
                                                                ---------
(or as may otherwise be provided in this Note). Nothing in item (ii) of this paragraph shall be construed as the consent by the holder of this Note to any action otherwise prohibited by the terms of this Note or as a waiver of any such prohibition.

This  Note  replaces  and  supersedes  the  prior 11% Senior Secured Convertible
Promissory Note entered into between the Payee and the Company dated as of September 26, 2006.

     This Note is secured by a Security Agreement dated the date hereof (the "SECURITY AGREEMENT") of the Company in favor of the Payee and all other
 ------------------
Noteholders  covering  certain  collateral  (the  "COLLATERAL"),  all  as  more
                                                   ----------
particularly described and provided therein, and is entitled to the benefits thereof. The Security Agreement, the Uniform Commercial Code financing statements in connection with the Security Agreement and any and all other documents executed and delivered by the Company to the Payee under which the Payee is granted liens on assets of the Company are collectively referred to as the "SECURITY DOCUMENTS."
      -------------------

     Each payment by the Company pursuant to this Note shall be made without set-off or counterclaim and in immediately available funds.

     The Company (i) waives presentment, demand, protest or notice of any kind in connection with this Note and (ii) agrees, in the event of an Event of Default, to pay to the holder of this Note, on demand, all costs and expenses (including reasonable legal fees and expenses) incurred in connection with the enforcement and collection of this Note.

     This Note and other identical Notes in the aggregate principal amount of up to $1,500,000 (the "NOTES") are issued to the Payee in connection with a private
                    -----
placement  (the "BRIDGE FINANCING") by the Company of its of Notes  and Warrants
                 ----------------
(the  "INVESTMENT WARRANTS") through Laidlaw & Company (UK) Ltd. ("LAIDLAW"), as
       -------------------                                         -------
non-exclusive placement agent, pursuant and in accordance with a Securities Purchase Agreement dated the date hereof by and among the Company, the Payee and all other purchasers of Notes (the "SPA"), a copy of which agreement is
                                          ---
available for inspection at the Company's principal office. Notwithstanding any provision to the contrary contained herein, this Note is subject and entitled to certain terms, conditions, covenants and agreements contained in the SPA. Any transferee of this Note, by its acceptance hereof, assumes the obligations of the Payee in the SPA with respect to the conditions and procedures for transfer of this Note. Reference to the SPA shall in no way impair the absolute and unconditional obligation of the Company to pay both principal hereof and interest hereon as provided herein.

     1.     No  Prepayment.  This  Note may not be prepaid prior to the Maturity
            --------------
Date  (except  as  otherwise  provided  by  Section  6,  herein).

     2.     Investment  Warrants. In consideration for the loan evidenced by the
            --------------------
Notes, the Company shall issue to the holders of the Notes five-year Investment Warrants to purchase in the aggregate 225,000 shares of the Company's common stock, $.001 par value per share (the "COMMON STOCK") at an exercise price of
                                          ------------
$1.10 per share. The Holder of this Note may at any time that this Note remains outstanding present this Note to the Company in payment of the exercise price of all or any portion of the Investment Warrants. The Holder of this Note is purchasing $100,000 in Notes (which represents a portion of the full amount of the Notes being offered) and is being issued 15,000 five-year Investment Warrants in connection with such investment.

     3.     Computation  of  Interest.
            -------------------------

          A.  Base  Interest  Rate.  Subject to Subsections 3B and 3C below, the
              --------------------              ---------------------
     outstanding Principal Amount shall bear interest at the rate of eleven (11%) percent per annum.

          B.  Penalty  Interest.  In  the  event  the  Note is not repaid on the
              -----------------
     Maturity Date, the rate of interest applicable to the unpaid Principal Amount shall be adjusted to eighteen (18%) percent per annum from the date of default until repayment; provided, that in no event shall the interest rate exceed the Maximum Rate provided in Section 3C below.
                                                     -----------

          C.  Maximum  Rate.  In the event that it is determined that, under the
              --------------
     laws relating to usury applicable to the Company or the indebtedness evidenced by this Note ("APPLICABLE USURY LAWS"), the interest charges and
                               ---------------------
     fees payable by the Company in connection herewith or in connection with any other document or instrument executed and delivered in connection herewith cause the effective interest rate applicable to the indebtedness evidenced by this Note to exceed the maximum rate allowed by law (the "MAXIMUM RATE"), then such interest shall be recalculated for the period in
      ------------
     question and any excess over the Maximum Rate paid with respect to such period shall be credited, without further agreement or notice, to the Principal Amount outstanding hereunder to reduce said balance by such amount with the same force and effect as though the Company had specifically designated such extra sums to be so applied to principal and the Payee had agreed to accept such extra payment(s) as a premium-free prepayment. All such deemed prepayments shall be applied to the principal balance payable at maturity. In no event shall any agreed-to or actual exaction as consideration for this Note exceed the limits imposed or provided by Applicable Usury Laws in the jurisdiction in which the Company is resident applicable to the use or detention of money or to forbearance in seeking its collection in the jurisdiction in which the Company is resident.

     4.     Covenants  of  Company. For the purposes of this Section 4, the term
            ----------------------
"Company"  shall  include  all  of  the  Subsidiaries  (as  defined in the SPA).

          A.  Affirmative  Covenants.  The Company covenants and agrees that, so
              ----------------------
     long as this Note shall be outstanding, it will perform the obligations set forth in this Section 4A, unless it has otherwise obtained the prior
                      -----------
     written  consent  of  the  Payee:

               (i) Taxes and Levies. The Company will promptly pay and discharge
                   ----------------
          all taxes, assessments, and governmental charges or levies imposed upon the Company or upon its income and profits, or upon any of its property, before the same shall become delinquent, as well as all claims for labor, materials and supplies which, if unpaid, might become  a  lien  or  charge  upon such properties or any part thereof;
          provided,  however,  that the Company shall not be required to pay and
          --------   -------
          discharge any such tax, assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings and the Company shall set aside on its books adequate reserves in accordance with generally accepted accounting principles ("GAAP") with respect to any such tax, assessment, charge, levy or
           ------
          claim  so  contested;

               (ii) Maintenance of Existence. The Company will do or cause to be
                    ------------------------
          done all things reasonably necessary to preserve and keep in full force and effect its corporate existence, rights and franchises and comply with all laws applicable to the Company, except where the failure to comply could not reasonably be expected to have a material adverse effect on the Company;

               (iii)  Maintenance  of  Property.  The  Company will at all times
                      -------------------------
          maintain, preserve, protect and keep such property material to the conduct of its business in good repair, working order and condition, and from time to time make all needful and proper repairs, renewals, replacements and improvements thereto as shall be reasonably required in the conduct of its business;

               (iv) Insurance. The Company will, to the extent necessary for the
                    ----------
          operation of its business, keep adequately insured by financially sound reputable insurers, all property of a character usually insured by similar corporations and carry such other insurance as is usually carried by similar corporations;

               (v)  Books  and  Records. The Company will at all times keep true
                    -------------------
          and correct books, records and accounts reflecting all of its business affairs and transactions in accordance with GAAP. Such books and records shall be open at reasonable times and upon reasonable notice to the inspection of the Payee or its agents, subject to the execution by such persons of a reasonable non-disclosure agreement;

               (vi)  Underlying  Securities. The Company agrees to keep reserved
                     ----------------------
          such number of shares of Common Stock as will permit full conversion of the Notes at any time or from time to time at the Conversion Price (as defined herein);

               (vii)  Notice  of  Certain  Events.  The Company will give prompt
                      ---------------------------
          written notice (with a description in reasonable detail) to the Payee of:

          (a)  the  occurrence  of any Event of Default (as defined in Section 5
                                                                       ---------
     hereof), or any event which, with the giving of notice or the lapse of time, would constitute an Event of Default, or an event of default under any document or instrument evidencing or governing any indebtedness of the Company and the delivery of any notice effecting the acceleration of any such indebtedness; and

          (b) the occurrence of any litigation, arbitration or governmental investigation or proceeding not previously disclosed by the Company to the Payee in writing which has been instituted or, to the knowledge of the Company, is threatened, against the Company or to which any of its properties, assets or revenues is subject which, if adversely determined, would reasonably be expected to have a material adverse effect on the Company;

          (c) any material adverse development which shall occur in any litigation, arbitration or governmental investigation or proceeding previously disclosed by the Company to the Payee; and

               (viii)  Security Interests. The Company shall perform any and all
                       ------------------
          acts and execute any and all documents (including, without limitation, the execution, amendment or supplementation of any financing statement and continuation statement) for filing under the provisions of the
          Uniform  Commercial  Code  (the  "UCC"), and the rules and regulations
                                            ---
          thereunder, or any other statute, rule or regulation of any applicable jurisdiction which are necessary (and/or advisable at the request of the Holders or its counsel) in order to maintain in favor of the holders of the Notes, a valid and perfected lien on the Collateral (as defined in the Security Agreement), subject only to the Prior
          Purchasers' (as defined in the SPA) and the prior first priority security interest of LaSalle Bank National Association liens.

               (ix)  Access.  The Company will grant holders of this Note access
                     ------
          to Company facilities and personnel during normal business hours and with reasonable advance notification. The Company will deliver to the Holders annual, quarterly financial statements and copies of other financial and other documents and/or information reasonably requested by the Holder.



          B.  Negative Covenants. The Company covenants and agrees that, so long
              ------------------
     as this Note shall be outstanding, it will perform the obligations set forth in this Section 4B unless it has otherwise obtained the prior written
                   ----------
     consent  of  all  Holders:

               (i)  Liquidation,  Dissolution. The Company will not liquidate or
                    -------------------------
          dissolve, consolidate with, or merge into or with, any other corporation or other entity, except that any wholly-owned subsidiary may merge with another wholly-owned subsidiary or with the Company (so long as the Company is the surviving entity and no Event of Default shall occur as a result thereof).

               (ii)  Sales of Assets. The Company will not sell, transfer, lease
                     ---------------
          or otherwise dispose of, or grant options, warrants or other rights with respect to, all or a substantial part of its properties or assets (an "ASSET TRANSACTION") to any person or entity, provided that this
                ------------------
          clause (ii) shall not restrict any disposition made in the ordinary course of business and consisting of:

          (a)  capital goods that are obsolete or have no remaining useful life;
     or

          (b)  finished  goods  inventories.

               (iii)  Redemptions. The Company will not redeem or repurchase any
                      -----------
          outstanding  securities  of  the  Company;

               (iv)  Indebtedness. The Company will not hereafter create, incur,
                     ------------
          assume or suffer to exist, contingently or otherwise, any indebtedness (other than (i) indebtedness incurred in the Company's historic business and in the ordinary course of the Company's business, and
          (ii) up to $1,500,00 aggregate principal amount of promissory notes on the terms and conditions substantially identical to the Notes, the net proceeds of which will be used to repay the Company's outstanding 6% Convertible Notes issued to certain investors pursuant to Subscription Agreements dated as of June 30, 2004 (the "PARI NOTES"), which Pari
                                                        ----------
          Notes are pari passu to the Notes), which is not expressly subordinated in right of payment and otherwise to the Notes.

               (v)  Negative Pledge. Except for the Pari Notes, the Company will
                    ---------------
          not hereafter create, incur, assume or suffer to exist any mortgage, pledge, hypothecation, assignment, security interest, encumbrance, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any financing lease) (each, a "LIEN") upon any of its property,
                                              ----
          revenues  or  assets, whether now owned or hereafter acquired, except:

          (a) Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

          (b) Liens of carriers, warehousemen, mechanics, materialman and landlords incurred in the ordinary course of business for sums not overdue or being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

          (c) Liens (other than Liens arising under the Employee Retirement Income Security Act of 1974, as amended, or Section 412(n) of the Internal Revenue Code of 1986, as amended) incurred in the ordinary course of business in connection with workers' compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds;

          (d) judgment Liens in existence less than thirty (30) days after the entry thereof or with respect to which execution has been stayed;

          (e) Liens in the nature of zoning restrictions, easements and rights or restrictions of record on the use of real property which do not materially detract from its value or impair its use;

          (f) Liens arising by operation of law in favor of the owner or sublessor of leased premises and confined to the property rented;

          (g) Liens arising from any litigation or proceeds which is being contested in good faith by appropriate proceedings, provided, however, that no execution or levy has been made; and

          (h)  Liens  which  secure  indebtedness  permitted by Section 4B(vii).

               (vi)  Investments.  The Company will not purchase, own, invest in
                     -----------
          or otherwise acquire, directly or indirectly, any stock or other securities or make or permit to exist any investment or capital contribution or acquire any interest whatsoever in any other person or entity or permit to exist any loans or advances for such purposes except for investments in direct obligations of the United States of America or any agency thereof, obligations guaranteed by the United States of America and certificates of deposit or other obligations of any bank or trust company organized under the laws of the United States or any state thereof and having capital and surplus of at least $500,000,000; provided, however, that nothing contained in this clause
          (vi) shall preclude the Company from making acquisitions for the purpose of expanding its business.

               (vii)  Guaranteed  Indebtedness.  The  Company  shall not create,
                      ------------------------
          incur, assume and/or permit to exist any Guaranteed Indebtedness (as defined below) to any bank, lender, or any other person in connection with any credit facilities extended by such creditors to the Company and/or any of its Subsidiaries (as defined in the SPA), and/or in connection with any other contracts or agreements. "GUARANTEED INDEBTEDNESS" shall mean as to any person, any obligation of such person guaranteeing, providing comfort or otherwise supporting any indebtedness, lease, dividend, or other obligation of any other person in any manner, including any obligation or arrangement of such person to (1) purchase or repurchase any such primary obligation, (2) advance or supply funds for the purchase or payment of any primary obligation or to maintain working capital or otherwise to maintain working solvency or any balance sheet condition; (3) purchase property, securities or services primarily for the purpose of assuring the owner of any such obligation of the ability of the Company to make payment of such obligation; (4) protect the beneficiary of such arrangement from loss; or (5) indemnify the own of such obligation against loss.

               (viii)  Transactions  with  Affiliates.  Other  than  as  may  be
                       ------------------------------
          expressly permitted in the SPA, the Company will not repay any indebtedness or enter into any transaction, including, without limitation, the purchase, sale, lease or exchange of property, real or personal, the purchase or sale of any security, the borrowing or lending of any money, or the rendering of any service, with any person or entity affiliated with the Company (including officers, directors and shareholders owning three (3%) percent or more of the Company's outstanding capital stock).

               (ix)  Dividends.  The Company will not accrue, declare or pay any
                     ---------
          cash dividends or distributions, whether accrued or otherwise, on its outstanding capital stock, provided, however, that nothing herein contained shall prevent the Company from effecting a stock split or declaring or paying any dividend consisting solely of shares of any class of Common Stock to the holders of shares of such class of Common Stock, provided that (i) such stock split or stock dividend is effected equally across all classes of Common Stock and (ii) the holder of the Note participates in such events as if the holder had converted the Note immediately prior to such event into the number of shares of Common Stock he would be entitled to receive if he had so converted;

               (x) The Company will not make any create any direct and/or indirect subsidiaries;.

               (xi) Other than expressly permitted in the SPA, or pursuant to a Qualified Private Offering (as defined in Section 6 below), the Company shall not issue any additional securities

               (xii) Other than as expressly permitted in the SPA, the Company shall not provide and/or pay any cash bonus or other compensation to any of its employees, officers, directors and/or consultants in excess of what is expressly permitted in their respective employment agreements (or if no agreements are in place, other than what has been historically paid);

     5.     Events  of  Default.
            -------------------

          A.  The term "Event of Default" shall mean any of the events set forth
                        ----------------
     in  this  Section  5A:

               (i)  Non-Payment of Obligations. The Company shall default in the
                    ---------------------------
          payment of the principal or accrued interest on this Note when and as the same shall become due and payable, whether by acceleration or otherwise (and solely with respect to a default in the payment of accrued interest on this Note, such default is continuing for five (5)
          days).

               (ii)  Non-Performance of Affirmative Covenants. The Company shall
                     ----------------------------------------
          default in the due observance or performance of any material covenant set forth in Section 4A, which default shall continue uncured for five
                       ----------
          (5)  business  days.

               (iii)  Non-Performance  of  Negative Covenants. The Company shall
                      ---------------------------------------
          default in the due observance or performance of any covenant set forth in Section 4B, which default shall continue uncured for two (2)
              -----------
          business  days.


               (iv)  Bankruptcy,  Insolvency,  etc.  The  Company  shall:

          (a) generally fail or be unable to pay, or admit in writing its inability to pay, its debts as they become due;

          (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Company or any of its property, or make a general assignment for the benefit of creditors;

          (c) in the absence of such application, consent or acquiesce in, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Company or for any part of its property, and such trustee, receiver, sequestrator or other custodian shall not be discharged within thirty (30) days;

          (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the Company, and, if such case or proceeding is not commenced by the Company or converted to a voluntary case, such case or proceeding shall be consented to or acquiesced in by the Company or shall result in the entry of an order for relief or shall remain for sixty (60) days undismissed; or

          (e) take any corporate action authorizing, or in furtherance of, any of the foregoing;

               (v)  Cross-Default. The Company shall default in the payment when
                    -------------
          due (including any applicable grace period) of any amount payable under any other obligation of the Company for money borrowed in excess of $50,000 , which default shall continue uncured for three (3) business days;

               (vi)  Cross-Acceleration.  Any indebtedness for borrowed money of
                     ------------------
          the Company or any subsidiary in an aggregate principal amount exceeding $50,000 (1) shall be duly declared to be or shall become due and payable prior to the stated maturity thereof or (2) shall not be paid as and when the same becomes due and payable including any applicable grace period;

               (vii)  Judgments.  A  judgment which, with other such outstanding
                      ---------
          judgments against the Company and its subsidiaries (in each case to the extent not covered by insurance), exceeds an aggregate of $50,000, shall be rendered against the Company or any subsidiary and, within twenty (20) days after entry thereof, such judgment shall not have been vacated, discharged or otherwise satisfied or execution thereof stayed pending appeal, or, within thirty (30) days after the expiration of any such stay, such judgment shall not have been discharged or otherwise satisfied; and

               (viii)  Transaction  Documents.  The  Company  shall  violate any
                       ----------------------
          material representation, warranty, covenant, agreement or obligation set forth in the SPA, the Security Documents, the Registration Rights Agreement dated as of the date hereof among the Company, Payee and other purchasers of the Notes (the "REGISTRATION RIGHTS AGREEMENT"),
                                                -----------------------------
          and/or  the Investment Warrant and such default is continuing for five
          (5)  days;

               (ix)  Security  Agreement. If an event of default shall occur for
                     -------------------
          any  reason  under  the  Security  Agreement;  and

               (x)  Security  Documents. If any Security Document shall cease to
                    -------------------
          be in full force and effect, or shall cease to give the holder of this Note and the other holders of Notes the liens, rights, powers and privileges purported to be created thereby (including, without limitation, in all cases, a first priority perfected security interest in, and lien on, all of the Collateral (as defined in the Security Agreement) subject thereto), superior to and prior to the rights of all third persons and subject to no other liens (except to the extent expressly permitted herein or in the Security Agreement), which default shall continue uncured for two (2) business days.

          B.  Action if Bankruptcy. If any Event of Default described in clauses
              --------------------
     (v)(a)  through  (d)  of  Section 5A shall occur, the outstanding Principal
                               ----------
     Amount of this Note and all other obligations hereunder shall automatically be and become immediately due and payable, without notice or demand.

          C.  Action  if  Other Event of Default. If any Event of Default (other
              ----------------------------------
     than  any  Event  of  Default  described  in  clauses (v)(a) through (d) of
     Section 5A) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Holders may, upon notice to the Company, declare all or any portion of the outstanding Principal Amount of the Notes together with interest accrued thereon to be due and payable and any or all other obligations hereunder to be due and payable, whereupon the full unpaid Principal Amount (or any portion thereof so demanded), such accrued interest and any and all other such obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand, or presentment.

          D.  Remedies.  In  case  any  Event  of  Default  shall  occur  and be
              --------
     continuing, the Payee may proceed to protect and enforce its rights by a proceeding seeking the specific performance of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note or may proceed to enforce the payment of this Note or to enforce any other legal or equitable rights as such holder shall determine.

     6.     Conversions.
            -----------

          A.  [Intentionally  removed].
              -----------------------

          B.  Optional  Conversion.
              --------------------

               (i) Notwithstanding anything to the contrary contained in Section 6 hereof or elsewhere, the Holder, at its sole option, shall have the right to convert from time to time, any and/or all of the Principal Amount and all accrued, but unpaid Interest on this Note into shares of  Common  Stock  (the  "CONVERSION SHARES"), at the Conversion Price
                                    -----------------
          (the  "OPTIONAL CONVERSION RIGHT") by submitting a written notice (the
                 -------------------------
          "OPTIONAL CONVERSION ELECTION FORM"), in the form of EXHIBIT A annexed
           ---------------------------------
          hereto, electing to exercise its optional conversion rights (the "OPTIONAL CONVERSION"). However, if the Company completes a private
           --------------------
          offering of its equity securities in which (i) the Company receives gross proceeds of no less than three million ($3,000,000) dollars from the sale of such equity securities, and (ii) the effective purchase price of the Common Stock sold (the conversion price and/or exercise price if Common Stock is not sold directly) in the Qualified Private Offering is $1.50 (subject to stock splits or other events) or more per share of Common stock (a "QUALIFIED PRIVATE OFFERING"), and the
                                           --------------------------
          Securities  and  Exchange  Commission (the "SEC") declares effective a
                                                      ---
          registration statement covering the resale of the Conversion Shares and the shares of Common Stock issuable upon exercise of the Warrants (the "UNDERLYING SHARES"), such Optional Conversion Right shall cease
                 -----------------
          to exist and be forfeited by Holder, if within thirty (30) days of the date the SEC declares the registration statement effective (the "Mandatory Conversion Period"), the Company has not received a valid Optional Conversion Election Form from Holder in connection with the Conversion Shares .

               (ii) If the Holder fails to exercise its Optional Conversion Right prior to the expiration of thirty (30) days following the later of (a) effectiveness of a registration statement registering the Underlying Shares and (b) the funding of the Qualified Private
          Offering:

                    (a)  Such  Optional  Conversion  Right  shall  be  waived by
               Holder, and this Note shall no longer be subject to any conversion rights;

                    (b) Holder shall forfeit any right to the Warrants (as defined in the SPA), and such Warrants shall expire immediately; and

                    (c) The Company shall have ten (10) business days following the expiration of the 10 Days to repay the Principal Amount of the Note along with any accrued and unpaid interest on the Note.

          C. Conversion Price. The number of Conversion Shares to be issued upon
             ----------------
     conversion of the Principal Amount and/or Interest shall be determined by dividing the Conversion Amount (as defined below) by the applicable Conversion Price (as defined in below). The term "CONVERSION AMOUNT" means,
                                                       -----------------
     with respect to any conversion of this Note, the sum of (i) the Principal Amount, and (ii) accrued but unpaid Interest through the date of conversion that the holder is electing to so convert. The "CONVERSION PRICE" shall be
                                                      ----------------
     (subject to anti-dilution adjustments as provided in this Note) the lesser of (i) $0.75, (ii) fifty (50%) percent of the effective per share sale price of the Common Stock (the conversion price and/or exercise price if Common Stock is not sold directly) in any Qualified Private Offering, and
     (iii) fifty (50%) percent of the effective per share sale price of the Common Stock (the conversion price and/or exercise price if Common Stock is not sold directly) in any financing (other than a Qualified Private Offering); provided, however, that Conversion Price shall not be less than the $0.30 per share (subject to anti-dilution adjustments provided in this Note).

          D.  Conversion  Mechanics.
              ---------------------

               (i)  Surrender  of Note Upon Conversion. Notwithstanding anything
                    ----------------------------------
          to the contrary set forth herein, upon the exercise of Holders Optional Conversion Right in accordance with the terms of Section 6 of
                                                                    ---------
          this Note, the Holder shall be required to physically surrender this Note (or any affidavit of lost Note) to the Company in order to receive the Conversion Shares due upon conversion of this Note by the Company.

               (ii)  Delivery  of  Common Stock Upon Conversion. Upon receipt by
                     ------------------------------------------
          the Company of this Note (or any affidavit of lost Note) and provided the Holder has converted this Note in accordance with the requirements of Section 6 of this Note, the Company shall issue and deliver or
              ----------
          cause to be issued and delivered to or upon the order of the Holder certificates for the Conversion Shares no later than two (2) business days after such receipt (the "DEADLINE").
                                             --------

          E.  Concerning  the  Shares.  Conversion  Shares  may  not  be sold or
              -----------------------
     transferred unless (i) such shares are sold pursuant to an effective registration statement under the Act or (ii) the Company or its transfer agent shall have been furnished with an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration or (iii) such shares are sold or transferred pursuant to Rule 144 under the Act (or a successor rule) ("RULE 144") or (iv) such shares
                                                  --------
     are transferred to an "affiliate" (as defined in Rule 144) of the Holder who agrees to sell or otherwise transfer the shares only in accordance with this Note and who is an accredited investor. Except as otherwise provided in the SPA, until such time as the Conversion Shares have been registered under the Act as contemplated by the Registration Rights Agreement or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, each certificate for Conversion Shares that has not been so included in an effective registration statement or that has not been sold pursuant to an effective registration statement or an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR

          OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT UNLESS SOLD PURSUANT TO RULE 144 OR
          REGULATION  S  UNDER  SAID  ACT."

          The legend set forth above shall be removed and the Company shall issue to the Holder a new certificate therefor free of any transfer legend if (i) the Company or its transfer agent shall have received an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Common Stock may be made without registration under the Securities Act and the shares are so sold or transferred, (ii) such Holder provides the Company or its transfer agent with reasonable assurances that the Conversion Shares can be sold pursuant to Rule 144 or Rule 144(k) or (iii) if the Conversion Shares are registered for resale under an effective registration statement filed under the Act. Nothing in this Note shall limit the Company's obligation under the Registration Rights Agreement. Failure to delivery certificates with the legend for Conversion Shares shall result in certain payments to the Holder as set forth in the SPA.

          F.  Status  as Shareholder. Upon submission of this Note by the Holder
              ----------------------
     and the satisfaction of the Conversion Conditions by the Holder, (i) the shares covered thereby shall be deemed Conversion Shares and (ii) the Holder's rights as a Holder of this Note shall cease and terminate, excepting only the right to receive certificates for the Conversion Shares and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Borrower to comply with the terms of this Note. Notwithstanding the foregoing, if a Holder has not received certificates for all Conversion Shares prior to the second (2nd) business day after the expiration of the Deadline with respect to any reason, then (unless the Holder otherwise elects to retain its status as a holder of Common Stock by so notifying the Borrower) the Holder shall regain the rights of a Holder of this Note and the Company shall, as soon as practicable, return such unconverted Note to the Holder or, if the Note has not been surrendered, adjust its records to reflect that such portion of this Note has not been converted. In all cases, the Holder shall retain all of its rights and remedies for the Company's failure to convert this Note.

     7.     Anti-Dilution Provisions. The Conversion Price in effect at any time
            ------------------------
and the number and kind of securities issuable upon conversion of this Note shall be subject to adjustment from time to time upon the happening of certain events as follows:

          A. Adjustment for Stock Splits and Combinations. If the Company at any
             --------------------------------------------
     time or from time to time on or after the date of the issuance of this Note (the "ORIGINAL ISSUANCE DATE") effects a subdivision of the outstanding Common Stock, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased, and conversely, if the Company at any time or from time to time on or after the Original Issuance Date combines the outstanding shares of Common Stock into a smaller number of shares, the Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this
     Section  7A shall become effective at the close of business on the date the
     -----------
     subdivision  or  combination  becomes  effective.

          B.  Adjustment for Certain Dividends and Distributions. If the Company
              --------------------------------------------------
     at any time or from time to time on or after the Original Issuance Date makes or fixes a record date for the determination of holders of Common

     Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Conversion Price then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Conversion Price then in effect by a fraction (1) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date and (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is
     --------   -------
     not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price shall  be  adjusted  pursuant  to  this Section 7B as of the time of actual
                                             ----------
     payment  of  such  dividends  or  distributions.

          C. Adjustments for Other Dividends and Distributions. In the event the
             -------------------------------------------------
     Company at any time or from time to time on or after the Original Issuance Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then and in each such event provision shall be made so that the Holders of Notes shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Company which they would have received had their Notes been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section 7 with respect to the rights of the Holders of the Notes.

          D.  Adjustment for Reclassification, Exchange and Substitution. In the
              ----------------------------------------------------------
     event that at any time or from time to time on or after the Original Issuance Date, the Common Stock issuable upon the conversion of the Notes is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this Section 7), then and in any such event each
                                     ---------
     Holder of Notes shall have the right thereafter to convert such Notes to receive the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change, by holders of the maximum number of shares of Common Stock for which such Notes could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein.


          E.  Sale  of  Shares  Below  Conversion  Price:
              ------------------------------------------

               (i) If at any time or from time to time following the Original Issuance Date, the Company issues or sells, or is deemed by the express provisions of this Section 7F to have issued or sold,
                                         -----------
          Additional Shares of Common Stock (as hereinafter defined), other than as a dividend or other distribution on any class of stock and other than upon a subdivision or combination of shares of Common Stock, in either case as provided in Section 7A above, for an Effective Price (as hereinafter defined) less than the then existing Conversion Price, then and in each such case the then existing Conversion Price shall be reduced, as of the opening of business on the date of such issue or sale, to a price equal to the Effective Price for such Additional Shares of Common Stock.

               (ii)  For  the  purpose  of  making any adjustment required under
          Section 7F, the consideration received by the Company for any issue or sale of securities shall (I) to the extent it consists of cash be computed at the amount of cash received by the Company, (II) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the board of directors of the Company (the "BOARD"), (III) if Additional Shares
                                             -----
          of Common Stock, Convertible Securities (as hereinafter defined) or rights or options to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board to be allocable to such Additional Shares of Common Stock, Convertible Securities or rights or options, and (IV) be computed after reduction for all expenses payable by the Company in connection with such issue or sale.

               (iii)  For  the  purpose of the adjustment required under Section
                                                                         -------
          7F, if the Company issues or sells any rights, warrants or options for
          --
          the purchase of, or stock or other securities convertible into or exchangeable for, Additional Shares of Common Stock (such convertible or exchangeable stock or securities being hereinafter referred to as "CONVERTIBLE SECURITIES") and if the Effective Price of such
           -----------------------
          Additional Shares of Common Stock is less than the Conversion Price then in effect, then in each case the Company shall be deemed to have issued at the time of the issuance of such rights, warrants, options or Convertible Securities the maximum number of Additional Shares of Common Stock issuable upon exercise, conversion or exchange thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by the Company for the issuance of such rights, warrants, options or Convertible Securities, plus, in the case of such rights, warrants or options, the minimum amounts of consideration, if any, payable to the Company upon the exercise of such rights, warrants or options, plus, in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion or exchange thereof. No further adjustment of the Conversion Price, adjusted upon the issuance of such rights, warrants, options or Convertible Securities, shall be made as a result of the actual issuance of Additional Shares of Common Stock on the exercise of any such rights, warrants or options or the conversion or exchange of any such Convertible Securities. If any such rights or options or the conversion or exchange privilege represented by any such Convertible Securities shall expire without having been exercised, the Conversion Price adjusted upon the issuance of such rights, warrants, options or Convertible Securities shall be readjusted to the Conversion Price which would have been in effect had an adjustment been made on the basis that the only Additional Shares of Common Stock so issued were the Additional Shares of Common Stock, if any, actually issued or sold on the exercise of such rights, warrants, or options or rights of conversion or exchange of such Convertible Securities, and such Additional Shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such rights, warrants, or options, whether or not exercised, plus the consideration received for issuing or selling the Convertible Securities actually converted or exchanged, plus the consideration, if any, actually received by the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion or exchange of such Convertible Securities.

               (iv) For the purpose of the adjustment required under Section 7F,
                                                                     ----------
          if the Company issues or sells, or is deemed by the express provisions of this Section 7 to have issued or sold, any rights or options for
                    ----------
          the purchase of Convertible Securities and if the Effective Price of the Additional Shares of Common Stock underlying such Convertible Securities is less than the Conversion Price then in effect, then in each such case the Company shall be deemed to have issued at the time of the issuance of such rights or options the maximum number of Additional Shares of Common Stock issuable upon conversion or exchange of the total amount of Convertible Securities covered by such rights or options and to have received as consideration for the issuance of such Additional Shares of Common Stock an amount equal to the amount of consideration, if any, received by the Company for the issuance of such rights, warrants or options, plus the minimum amounts of consideration, if any, payable to the Company upon the exercise of such rights, warrants or options, plus the minimum amount of consideration, if any, payable to the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion or exchange of such Convertible Securities. No further adjustment of the Conversion Price, adjusted upon the issuance of such rights, warrants or options, shall be made as a result of the actual issuance of the Convertible Securities upon the exercise of such rights, warrants or options or upon the actual issuance of Additional Shares of Common Stock upon the conversion or exchange of such Convertible Securities. The provisions of paragraph (iii) above for the readjustment of the Conversion Price upon the expiration of rights, warrants or options or the rights of conversion or exchange of Convertible Securities shall apply mutatis
                                                                         -------
          mutandis  to  the  rights, warrants options and Convertible Securities
          --------
          referred  to  in  this  paragraph  (iv).

               (v)  "ADDITIONAL SHARES OF COMMON STOCK" shall mean all shares of
                     ---------------------------------
          Common Stock (or any debt or equity securities convertible or exercisable into Common Stock) issued by the Company on or after the Original Issuance Date, whether or not subsequently reacquired or retired by the Company, other than (I) the Conversion Shares and the shares of Common Stock issuable upon exercise of the Warrants (the "UNDERLYING SHARES"), (II) shares of Common Stock issuable upon
           ------------------
          exercise of warrants, options and convertible securities outstanding as of the Original Issuance Date (provided that the terms of such warrants, options and convertible securities are not modified after the Original Issuance Date to adjust the exercise price), (III) shares of Common Stock issued pursuant to any event for which adjustment is made to the Conversion Price under Section 7 hereof or to the exercise price under the anti-dilution provisions of any securities outstanding as of the Original Issuance Date (including the Investment Warrants),
          (IV) up to 250,000 shares issued for professional services, provided that such issuance is approved by the Board, or (V) up to 25,000 shares issued to Chris Spencer as per the terms of his consulting agreement. The "EFFECTIVE PRICE" of Additional Shares of Common Stock
                           ---------------
          shall mean the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold by the Company under this Section 7F, into the
                                                            ----------
          aggregate consideration received, or deemed to have been received, by the Company for such issue under this Section 7F, for such Additional
                                                 ----------
          Shares  of  Common  Stock.

               (vi) Other than a reduction pursuant to its applicable anti-dilution provisions, any reduction in the conversion price of any Convertible Security, whether outstanding on the Original Issuance Date or thereafter, or the price of any option, warrant or right to purchase Common Stock or any Convertible Security (whether such option, warrant or right is outstanding on the Original Issuance Date or thereafter), to an Effective Price less than the current Conversion Price, shall be deemed to be an issuance of such Convertible Security and all such options, warrants or rights at such Effective Price, and the provisions of Section 7F (iii), (iv) and (v) shall apply thereto
                              ---------------   ----     ---
          mutatis  mutandis.
          -------  --------

               (vii) Any time an adjustment is made to the Conversion Price pursuant to Section 7F, a corresponding proportionate change shall be
                       ----------
          made to the number of shares of Common Stock issuable upon conversion of this Note.

          F.  No  Adjustments  in  Certain  Circumstances.  No adjustment in the
              -------------------------------------------
     Conversion Price shall be required unless such adjustment would require an increase or decrease of at least one ($0.01) cent in such price; provided,
                                                                      ---------
     however,  that  any  adjustments which by reason of this Section 7G are not
     -------                                                  ----------
     required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section 7G shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

     8.     Amendments.  This Note may not be  modified or amended in any manner
            ----------
except  in  writing  executed  by  the  Company  and  the  Holder  of this Note.

          B. No failure or delay on the part of the Payee in exercising any power or right under this Note shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Company in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Payee shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

          C. To the extent that the Company makes a payment or payments to the Payee, and such payment or payments or any part thereof are subsequently for any reason invalidated, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

          D. After any waiver, amendment or supplement under this section becomes effective, the Company shall mail to the holders of the Notes a copy thereof.

     9. Ownership Cap and Certain Conversion Restriction. Notwithstanding anything to the contrary set forth in Section 3 of this Note, at no time may the Holder convert all or a portion of this Note if the number of shares of Common Stock to be issued pursuant to such conversion would exceed, when aggregated with all other shares of Common Stock owned by the Holder at such time, the number of shares of Common Stock which would result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) more than 9.9% of all of the Common Stock outstanding at such time; provided, however, that upon the Holder providing the Maker with sixty-one (61) days notice (pursuant to Section 4.1 hereof) (the "Waiver Notice") that the Holder would like to waive this Section 3.4 with regard to any or all shares of Common Stock issuable upon conversion of this Note, this
Section 3.4 will be of no force or effect with regard to all or a portion of the Note referenced in the Waiver Notice.

     10.     Miscellaneous.
             -------------

          A.  Parties in Interest. All covenants, agreements and undertakings in
              -------------------
     this Note binding upon the Company or the Payee shall bind and inure to the benefit of the successors and permitted assigns of the Company and the Payee, respectively, whether so expressed or not.

          B.  Governing  Law.  This  Note  shall  be  governed  by and construed
              --------------
     exclusively in accordance with the laws of the State of New York without regard to the conflicts of laws principles thereof. The parties hereto hereby agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this instrument or the consummation of the transactions contemplated hereby, shall be brought solely in a federal or state court located in the City, County and State of New York. By its execution hereof, the parties hereby covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the
     --- --------
     City, County and State of New York and agrees that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York City. The parties hereto waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto. In the event of any
              -- --------
     such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of its reasonable and documented counsel fees and disbursements in an amount judicially determined.

          C.  Notices.  All notices and other communications from the Company to
              -------
     the Holder of this Note shall be mailed by first class, registered or certified mail, postage prepaid, and/or a nationally recognized overnight courier service to the address furnished to the Company in writing by the Holder.

          D.  Notice  of  Certain  Transactions.  In  case  at  any  time:
              ---------------------------------

               (i) The Company shall declare any dividend upon, or other distribution in respect of, its Common Stock; or

               (ii) The Company shall offer for subscription to the holders of its Common Stock any additional shares of stock of any class or any other securities convertible into shares of stock or any rights to subscribe thereto; or

               (iii) There shall be any capital reorganization or reclassification of the capital stock of the Company, or a sale of all or substantially all of the assets of the Company, or a consolidation or merger of the Company with another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification); or

               (iv) There shall be a voluntary or involuntary dissolution; liquidation or winding-up of the Company;

     then, in any one or more of said cases, the Company shall cause to be mailed to the Payee at the earliest practicable time (and, in any event not less than twenty (20) days before any record date or other date set for definitive action), written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or such reorganization, reclassification, sale, consolidation, merger or dissolution, liquidation or winding-up shall take place, as the case may be. Such notice shall also set forth such facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Price and the kind and amount of the shares of stock and other securities and property deliverable upon the conversion of this Note. Such notice shall also specify the date as of which the holders of the Common Stock of record shall participate in said dividend, distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, sale, consolidation, merger or dissolution, liquidation or winding-up, as the case may be.

Nothing herein shall be construed as the consent of the holder of this Note to any action otherwise prohibited by the terms of this Note or as a waiver of any such prohibition.

          E.  Reservation  of  Shares.  The Company covenants and agrees that it
              -----------------------
     will at all times have authorized and reserved, solely for the purpose of such possible conversion, out of its authorized but unissued shares, a sufficient number of shares of its Common Stock to provide for the exercise in full of the conversion rights contained in this Note.

          F.  Validity  of Stock. All shares of Common Stock which may be issued
              ------------------
     upon conversion of this Note will, upon issuance by the Company in accordance with the terms of this Note, be validly issued, free from all taxes and liens with respect to the issuance thereof (other than those created by the holders), free from all pre-emptive or similar rights and fully paid and non-assessable.

          G.  Cash  Payments.  No  fractional  shares  (or  scrip  representing
              --------------
     fractional shares) of Common Stock shall be issued upon conversion of this Note. In the event that the conversion of this Note would result in the issuance of a fractional share of Common Stock, the Company shall pay a cash adjustment in lieu of such fractional share to the holder of this Note based upon the Conversion Price.

          H.  Stamp  Taxes, etc. The Company shall pay all documentary, stamp or
              -----------------
     other transactional taxes attributable to the issuance or delivery of shares of Common Stock, upon conversion of this Note; provided, however,
                                                             ---------  -------
     that the Company shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of this Note, and the Company shall not be required to issue or deliver any such certificate unless and until the person requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the Company's satisfaction that such tax has been paid.

          I.  Waiver  of Jury Trial. THE PAYEE AND THE COMPANY HEREBY KNOWINGLY,
              ---------------------
     VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE OR ANY OTHER DOCUMENT OR INSTRUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE PAYEE OR THE COMPANY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PAYEE'S PURCHASING THIS NOTE.

          J.  Registration Rights Agreement. The holder of this Note is entitled
              -----------------------------
     to have the Conversion Shares registered for resale under the Act, pursuant to and in accordance with the Registration Rights Agreement.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, this Note has been executed and delivered on the date specified above by the duly authorized representative of the Company.



                                        XA,  INC.



                                        By: /s/ Joseph Wagner
                                           ---------------------------------
                                             Name:  Joseph  Wagner
                                             Title:  President  &  CEO








$100,000

                                                                       EXHIBIT A

                        Optional Conversion Election Form
                        ---------------------------------

                               ____________, 2006

XA, Inc.
875 North Michigan Avenue, Suite 2626
Chicago, IL 60611

     Re:     Optional Conversion of Promissory Note
Gentlemen:

     You are hereby notified that, pursuant to, and upon the terms and conditions of that certain Senior Secured Convertible Promissory Note of XA, Inc. (the "Company"), in the principal amount of $_______________ (the "Note"), held by me, I hereby elect to exercise my right of Optional Conversion (as such term in defined in the Note), effective as of the date of this writing.

     Please provide me with all applicable instructions for the Optional Conversion of the Note, and issue certificate(s) for the applicable shares of the Company's Common Stock issuable upon the Optional Conversion, in the name of the person provided below.


                                   Very truly yours,


                                   ___________________________
                                   Name:


Please issue certificate(s) for Common Stock as follows:

______________________________________________
     Name

______________________________________________
     Address

______________________________________________
     Social Security No. of Shareholder